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                                                                    EXHIBIT 99.1


    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert W. Boykin, Chairman of the Board and Chief Executive Officer of Boykin Lodging Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert W. Boykin
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Robert W. Boykin
Chairman of the Board and Chief Executive Officer
May 14, 2003


A signed original of this written statement required by Section 906 has been provided to Boykin Lodging Company and will be retained by Boykin Lodging Company and furnished to the Securities and Exchange Commission or its staff upon request.


I, Shereen P. Jones, Executive Vice President, Chief Financial and Investment Officer of Boykin Lodging Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Shereen P. Jones
----------------------------------------------------
Shereen P. Jones
Executive Vice President, Chief Financial and Investment Officer
May 14, 2003


A signed original of this written statement required by Section 906 has been provided to Boykin Lodging Company and will be retained by Boykin Lodging Company and furnished to the Securities and Exchange Commission or its staff upon request.